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                    UNITED STATES GUARANTEED PROMISSORY NOTE

City and State St. Petersburg, Florida                     No. B-9723
Date  October 30, 1996                                     Case No. OG-G-864

THIS IS A PROMISSORY NOTE GUARANTEED BY THE UNITED STATES OF AMERICA (THE
"NOTE").

THIS NOTE WILL BE PAID BY Zapata Protein (USA), Inc., 3840 Highway 22, Mandeville, Louisiana 70471 (THE "PAYOR").

THIS NOTE WILL BE PAID TO Coastal Securities at 1160 Dairy Ashford, Suite 500, Houston, Texas 77070-3010 (THE "PAYEE").

THIS NOTE'S PRINCIPAL AMOUNT IS One Million Eight Hundred Forty-eight Thousand, Five Hundred Sixty-Two dollars ($1,848,562.00) (THE "PRINCIPAL").

THIS NOTE'S INTEREST RATE IS Seven and Seventeen One Hundredths percent (7.17%) APR (THE "INTEREST RATE").

THIS NOTE'S PAYMENT PROVISIONS ARE Fifty Thousand Five Hundred Forty-two Dollars ($50,542) including principal and interest quarterly, with the balance of principal and interest due fifteen (15) years from the date of this Note. The first quarterly payment shall be due three (3) months from the date of this Note and each quarterly payment thereafter shall be due on the date of the month that the first quarterly payment is due hereunder (THE "PAYMENT PROVISIONS").

THIS NOTE MAY BE PREPAID without penalty after five years from the date of execution. The Payor consents to pay to the Payee a prepayment penalty during the first five years of loan life as follows: 5% of any principal prepaid during the first year; 4% the second year; 3% the third year; 2% the fourth year; and 1% the fifth year.

        PAYEE HEREBY LENDS THE PRINCIPAL TO PAYOR. PAYOR HEREBY ACKNOWLEDGED RECEIPT OF THE PRINCIPAL FROM PAYEE. FOR VALUE RECEIVED, PAYOR PROMISES TO PAY THE PRINCIPAL TO THE ORDER OF PAYEE WITH INTEREST AT THE INTEREST RATE AND IN ACCORDANCE WITH THE PAYMENT PROVISIONS. PAYMENT SHALL BE AT PAYEE'S ADDRESS ABOVE UNLESS PAYEE DESIGNATES IN WRITING A DIFFERENT ADDRESS.

        INTEREST SHALL APPLY TO ALL UNPAID PRINCIPAL FROM THE DATE OF THIS NOTE. INTEREST IS SIMPLE INTEREST. INTEREST SHALL ACCRUE ON THE BASIS OF 30-DAY MONTHS AND 360-DAY YEARS.

        ALL PAYMENT ON THIS NOTE SHALL FIRST BE APPLIED TO ACCRUED INTEREST. ANY REMAINDER SHALL BE APPLIED TO THE PRINCIPAL.

        PAYEE MAY DECLARE THE FULL UNPAID AMOUNT OF THIS NOTE IMMEDIATELY DUE AND PAYABLE AT ANY TIME PAYOR FAILS TO KEEP HIS PROMISE. THE PAYOR'S PROMISE IS UNCONDITIONAL. PAYOR'S OBLIGATION UNDER THIS NOTE SHALL NOT BE IMPAIRED BY PAYEE'S INDULGENCE. THIS NOTE IS THE ENTIRE CONTRACT BETWEEN PAYOR AND PAYEE. PAYOR'S OBLIGATION IS JOINT AND SEVERAL IF MORE THAN ONE PARTY IS INVOLVED.

        THIS IS THE NOTE REFERRED TO IN THE GUARANTEE APPEARING AT THE BOTTOM OF THIS DOCUMENT.

Attest:                                    Zapata Protein (USA), Inc.
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By:                                        By:
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Secretary                                  Vice President and Controller
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                    GUARANTEE OF THE UNITED STATES OF AMERICA

             THIS IS A GUARANTEE OF THE NOTE APPEARING AT THE TOP OF THIS DOCUMENT (THE "GUARANTEE").

             THE GUARANTOR IS THE UNITED STATES OF AMERICA, ACTING BY AND THROUGH THE SECRETARY OF COMMERCE (THE "GUARANTOR").

             THE PAYEE IS THE SAME AS IN THE NOTE.

             GUARANTOR HEREBY PLEDGES ITS FULL FAITH AND CREDIT TO PAYMENT
IN FULL OF THE NOTE. ALL UNPAID PRINCIPAL AND INTEREST (INCLUDING INTEREST THROUGH THE DATE OF GUARANTOR'S PAYMENT) IS HEREBY GUARANTEED. THE VALIDITY OF THIS GUARANTEE IS INCONTESTABLE AS TO ANY LAWFUL HOLDER OF THE NOTE.

             THIS GUARANTEE IS SUBJECT TO THE CONDITIONS APPEARING ON THE BACK OF THIS DOCUMENT.

             THE DATE OF THIS GUARANTEE IS THE SAME AS IN THE NOTE.

                            UNITED STATES OF AMERICA
                            SECRETARY OF COMMERCE

                            NATIONAL OCEANIC AND ATMOSPHERIC ADMINISTRATION

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                            CHIEF, FINANCIAL SERVICES BRANCH
                            SOUTHEAST REGION

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                            NATIONAL MARINE FISHERIES SERVICE

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